UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): April 10, 2024

SUMMIT NETWORKS INC.

(Exact name of registrant as specified in its charter)

Nevada	333-199108	35-2511257
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

3010-8888 Odlin Cresent, Richmond, BC Canada V6X 3Z8

(Address of principal executive offices)

+ 1-604-232-3968

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered or to be registered pursuant to Section 12(b) of the Act.

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

Departure Of Director Or Certain Officer

On April 10 2024, Ms. Shuhua Liu resigned as CEO of Summit Networks Inc. (the “Company”). Ms. Liu’s decision to resign was not the result of any dispute or disagreements with the Company on any matter relating to the Company’s operation, policies (including accounting or financial policies) or practices.

Election of Directors and Appointment Of Certain Officers

On April 10, 2024, the board of directors (the “Board”) appointed the following individuals of the Company:  Mr. Stephen Kok Koon Tan ("Mr. Tan") as the new CEO as well as a Director; and Xian Nan Zheng as Board Secretary ("Ms. Zheng") and she will remain as a Director. At this time, the Company and these individuals have not entered into any arrangement regarding the payment of compensation for acting as an officer or a director of the Company.

Mr. Tan, Canadian, age 61, Owner of cabinet manufacturers, including St Mega Enterprises Inc founded in 2017, and located in British Columbia, Canada. As the actual founder and controller of the companies, Mr. Tan is in charge of the design, manufacture and installation of wood products including cabinets, construction and renovation of houses. With more than 36 years of working experience of building houses and light commercial structures, Mr. Tan is open-minded and creative in expanding new business models. In 1988 he earned a bachelor’s degree in Building Construction at the British Columbia Institute of Technology, located in located in Burnaby, British Columbia Canada.

Ms. Zheng, Canadian, age 43, was employed from 2014 through 2018 as General Manager and Director for Shanghai Timeless International Transportation Co., Ltd. ("STIT") in Shanghai, China. STIT is engaged in international logistics, customs clearance and international trade business. Ms. Zheng specializes in business management and has many years of experience in departmental and corporate administration and financial management. In 2018, Ms. Zheng earned a Master’s Degree in Business Administration at Northwestern Polytechnic University, located in Vancouver, Canada in 2008.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits.

Exhibit	Description
99.1	Resignation letter from Shuhua Liu dated April 10, 2024

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Summit Networks Inc.

Date: April 10, 2024	By:	/s/ Xian Nan Zheng
Xian Nan Zheng
Secretary/Director

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